UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2025

SACKS PARENTE GOLF, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41701	82-4938288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

551 Calle San Pablo

Camarillo, CA 93012

(Address of principal executive offices, including ZIP code)

855-774-7888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SPGC	The Nasdaq Stock Market, LLC

Item 5.07 Submission of Matters to a Vote of Security Holders

On February 26, 2025, the Company held a Special Meeting of Stockholders. The matters voted upon were:

Proposal 1. For purposes of complying with the Company’s obligations under its Underwriting Agreement with Aegis Capital Corp. and the terms of the Company’s Series A and Series B Warrants as may be required under the rules of the Nasdaq Stock Market, to approve the issuance of the Series A and Series B Warrants and the shares of Common Stock upon the exercise thereof including the Warrant Stockholder Approval Provisions described in detail in this Proxy Statement (collectively, the “Warrant Proposal”).

Proposal 2. To approve an increase in the number of shares available to be issued pursuant to the Company’s 2022 Equity Incentive Plan (the “Equity Plan Proposal”).

Proposal 3. To approve an amendment to the Company’s Certificate of Incorporation changing the Company’s name to Newton Golf Company, Inc. (the “Name Change Proposal”)

Proposal 4: To approve an amendment to the Company’s certificate of incorporation to grant our Board of Directors authority to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-10 to 1-for-30 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Special Meeting (the “Reverse Split Proposal”).

Proposal 5. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Warrant Proposal, the Equity Plan Proposal, the Name Change Proposal and/or the Reverse Split Proposal (the “Adjournment Proposal”).

The results of the voting were as follows:

Proposal 1 (Warrant Proposal):

Votes For	Votes Against	Abstain	Broker Non-Votes
2,567,202	146,905	26,831	1,727,654

Proposal 2 (Equity Plan Proposal):

Votes For	Votes Against	Abstain	Broker Non-Votes
2,215,694	507,088	18,156	1,727,654

Proposal 3 (Name Change Proposal):

Votes For	Votes Against	Abstain	Broker Non-Votes
4,367,647	98,960	1,985	N/A

Proposal 4 (Reverse Split Proposal):

Votes For	Votes Against	Abstain	Broker Non-Votes
3,676,925	784,155	7,510	N/A

Proposal 5 (Adjournment Proposal):

Votes For	Votes Against	Abstain	Broker Non-Votes
3,814,139	642,126	12,325	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2025	SACKS PARENTE GOLF, INC.

	By:	/s/ Greg Campbell
Greg Campbell
Executive Chairman